HERTZ GLOBAL 2Q 2019 Earnings Call August 7, 2019 HOLDINGS, INC. 8:30 am ET

Forward Looking Statements Certain statements made within this presentation contain forward-looking statements. Forward- looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks only as of August 7, 2019, and Hertz Global Holdings, Inc. (the “Company”) undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its second quarter 2019 results issued on August 6, 2019, and the Risk Factors and Forward-Looking Statements sections of the Company’s 2018 Annual Report on Form 10-K filed on February 25, 2019. Copies of these filings are available from the SEC, the Hertz website, or the Company’s Investor Relations Department. 1

Non-GAAP Measures and Key Metrics THE FOLLOWING NON-GAAP MEASURES1 AND KEY METRICS1 WILL BE USED IN THE PRESENTATION: ▪ Adjusted Corporate EBITDA ▪ Total RPD ▪ Adjusted Corporate EBITDA Margin ▪ Total RPU ▪ Adjusted Net Income (Loss) ▪ T&M Rate ▪ Adjusted Diluted EPS ▪ Depreciation Per Unit Per Month ▪ Adjusted Free Cash Flow ▪ Average Vehicles ▪ Vehicle Utilization ▪ Transaction Days 1Definitions and reconciliations of non-GAAP measures and definitions of key metrics are provided in the Company’s second quarter 2019 press release issued on August 6, 2019 and as an exhibit to the Company’s Form 8-K filed on August 7, 2019. 2

Agenda BUSINESS FINANCIAL RESULTS OVERVIEW OVERVIEW Kathryn Marinello Jamere Jackson President & Chief Executive Officer Chief Financial Officer Hertz Global Holdings, Inc. Hertz Global Holdings, Inc. 3

Focused on Driving Sustainable Revenue and Earnings Growth Sustaining Top Line Momentum; Executing Growth Initiatives - Record second quarter global revenues - U.S. 2Q:19 revenues +10%, RPD +3%, Days +6% - TNC growth - Value-added services Driving Productivity and Operating Efficiency - Leveraging scale and streamlining processes - Centralizing maintenance - Optimizing procurement Execution Excellence - Disciplined fleet management - Technology and innovation - AI-enabled revenue management 4

QUARTERLY Jamere Jackson Chief Financial Officer OVERVIEW Hertz Global Holdings, Inc.

2Q:19 Consolidated Results $ in millions, except per share data 2Q:19 2Q:18 YoY Results Results Inc/(Dec) GAAP Total revenues $2,511 $2,389 5% Net income (loss) attributable to Hertz Global $38 $(63) NM Diluted earnings (loss) per share $0.40 $(0.66) NM Weighted average shares outstanding: diluted1 97M 96M Non-GAAP Adjusted Corporate EBITDA $207 $93 124% Adjusted Corporate EBITDA Margin 8% 4% 440bps Adjusted Net Income (Loss) $71 $(16) NM Adjusted Diluted EPS $0.74 $(0.17) NM NM – Not Meaningful 1Diluted shares outstanding for the second quarter 2018 have been adjusted to give effect to the Company’s equity rights offering as further described in the 6 Company’s second quarter 2019 press release issued on August 6, 2019.

2Q:19 U.S. RAC U.S. RAC (YoY quarterly results) Performance Overview: Total Revenue Transaction Days 10% 10% 7% 7% 9% 6% 6% ▪ Revenue +10%, +7% ex-TNC1 7% 7% 4% • Days +6%, +3% ex-TNC • RPD +3%, +4% ex-TNC 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 • Days and RPD improve: Total RPD T&M Rate ✓ All brands 6% ✓ Airport and off-airport 5% 3% 3% 3% 4% ✓ Business and leisure 2% 3% 3% ✓ Value-added services 0% 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 ▪ Growth Drivers • Revenue management capabilities Total RPU • Accelerated growth in TNC 3% 3% 3% 2% • Brand-building marketing 1% • Great fleet and customer service 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 ▪ Adjusted EBITDA $156M, +$138M YoY 1TNC is transportation network companies that provide ride-hailing services. 7

2Q:19 U.S. RAC Fleet U.S. RAC Fleet Fleet Management Execution: Depreciation Per Unit Per Month YoY 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 ▪ Depreciation Per Unit Per Month (13)% YoY • Fleet procurement strategy • Retail car sales channel unit growth (13)% (15)% (15)% (15)% • Residual value market strength (19)% • Opportunistic fleet rotations Average Vehicles YoY • Growth in TNC extends asset life 7% 6% 6% 6% 5% ▪ Average Vehicles +6%, +3% ex-TNC 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 • TNC fleet +68% YoY to 46k vehicles • Disciplined, data-driven approach Vehicle Utilization 82% 81% 81% 81% 79% 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 8

2Q:19 U.S. RAC Retail Vehicle Sales Initiative U.S. RAC Vehicle Disposition Channel Focused on Highest-Return Retail Channel Auction 25% Dealer Direct ▪ Retail sales volume 2Q +11%; same-store sales +4% 40% ▪ High-margin ancillary retail sales revenue +29% ▪ 84 Retail locations 35% Retail ▪ Preferred fleet mix drives higher residual values ▪ Retail location expansion continues ▪ World-class sales team and capability +11% ▪ Top 10 used-vehicle retailer nationally1 26k 24k 2Q:18 2Q:19 1Source: Automotive News – Top 150 dealer groups based in the U.S. (based on number of units) 9

2Q:19 International RAC International RAC (YoY quarterly results)1 Performance Overview1: Revenue Transaction Days 4% 4% 2% ▪ Revenue flat on a constant currency basis 2% 2% 0% 0% • Days (1)%, RPD +1% 0% 0% (1)% 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 • EU leisure pricing up; partially offset by volume softness • APAC business and leisure volume growth Total RPD T&M Rate 3% ▪ Adjusted EBITDA $56M 2% 1% 2% 2% 2% 0% ▪ Key focus areas: (1)% (2)% (2)% • Improving revenue management tools 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 • Upgrading fleet mix • Investing in brand-building marketing Total RPU 1% 1% (1)% • Driving operating productivity (1)% (3)% 2Q:18 3Q:18 4Q:18 1Q:19 2Q:19 1Results shown are in constant currency. Constant currency for 2019 periods are based on December 31, 2018, foreign currency exchange rates. Constant currency for 2018 periods are based on December 31, 2017, foreign currency exchange rates. 10

DEBT, LIQUIDITY & Jamere Jackson Chief Financial Officer CASH FLOW OVERVIEW Hertz Global Holdings, Inc.

2Q:19 Debt, Liquidity and Cash Flow

Hertz Global Consolidated

$ in millions

Pro Forma Non-Vehicle Debt Maturity Profile[1]



$7
$14
$1,167
$14
$1,250
$14
$500
$618
$800
$500
2019
2020
2021
2022
2023
2024
2026
Senior RCF and Stand Alone L/C Facility
Term Loan
Senior Second Priority Secured Notes
Senior Notes

Overview:

- Liquidity of $812M at June 30, 2019
- De-lever balance sheet by ~$700M post 2Q:19:
  - $750M equity rights offering
  - Pay off 2020 senior notes; ~$700M
  - Refinance $500M of unsecured senior notes to 2026
  - Pro Forma Net Corporate Leverage 5.5x[2]
- 2019 Adjusted Free Cash Flow dynamics
  - \+ Operating cash flow
  - \- Technology investments
  - \- Vehicle interest
  - ± Residual values

[1] As of June 30, 2019, pro forma for the issuance of $500 million in 7.125% Senior Notes due 2026 which closed in early August 2019. Also, pro forma for the redemptions of ~$700 million aggregate principal amount outstanding 5.875% Senior Notes due 2020 and ~$500 million aggregate principal amount outstanding 7.375% Senior Notes due 2021 which are expected to occur in mid-August 2019. Excludes $27M of promissory notes due 2028 and $13M of other non-vehicle debt.

[2] Pro Forma Net Corporate Leverage represents the ratio of Adjusted Corporate EBITDA for the twelve months ended June 30, 2019 to Net Non-vehicle Debt at June 30, 2019 as presented in the Company's second quarter 2019 press release, pro forma for the transactions in 1 above and the $750 million rights offering.

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Key Areas of Focus Revenue Growth ▪ Sustaining top line momentum; executing growth initiatives • Right cars, right place, right time, right price • Disciplined fleet management • Service excellence • Brand-building marketing Asset Efficiency • Innovation ▪ Driving productivity and operating efficiency • Procurement • Asset utilization Productivity • SG&A ▪ Executing technology transformation • Simplifying infrastructure • Seamless end-to-end digital Innovation • Enabling new business models ▪ Improving free cash flow outlook 13

Q&A